A solid foundation.

Union National Financial Corporation

Annual Shareholders Meeting

April 28, 2004

A soaring future.

A solid foundation.

A soaring future.

This presentation contains forward-looking statements. Forward-looking statements include the information concerning possible or assumed future results of operations of Union National Financial Corporation, Union National Community Bank, or the combined company. When we use words such as “believes,” “expects,” anticipates” or similar expressions, we are making forward-looking statements.

Shareholders should note that many factors, (some of which are discussed in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Union National Financial Corporation’s 2003 Annual Report), could affect the future financial results of Union National Financial Corporation, Union National Community Bank, or the combined company and could cause those results to differ materially from those expressed in our forward-looking statements.

You should carefully review the risk factors described in documents the Corporation files from time to time with the Securities and Exchange Commission.

Record Earnings!

	2003	2002	CHANGE
Net Income	$3,216,000	$3,160,000	+1.8%
Net Income Per Share	1.29	1.24	+4.0%
Dividends Per Share	0.630	0.575	+9.6%
Return on Average Assets	0.98%	1.02%	
Return on Average Realized Equity	12.38%	12.51%	


Earnings and Dividends Per Share
Earnings Per Share
Dividends Per Share
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.24
$1.29
$.575
$.630
1999
2000
2001
2002
2003

Return on Equity =

Net Earnings/

Average Stockholders' Equity

Return on Average Realized Stockholders' Equity*


14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
13.08%
6.99%
9.21%
12.51%
12.38%
1999
2000
2001
2002
2003

* Excludes the impact of accumulated other comprehensive income on total stockholders' equity.

Net Interest Margin =
(Tax Equivalent Basis)

(Interest Income – Interest Expense)/
Total Earning Assets

Net Interest Margin*



9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Earnings Rate
Cost of Funds
Net Interest Margin
7.91%
4.07%
4.40%
8.07%
4.49%
4.16%
7.87%
4.16%
4.20%
7.00%
3.02%
4.33%
6.16%
2.34%
4.09%
1999
2000
2001
2002**
2003**

* The rates shown are on a taxable equivalent basis.

** Excludes impact of early payoff costs on FHLB Borrowings of $359,000 in 2003 and $382,000 in 2002.


Other Operating Income
(Excludes Investment Securities Gains/Losses)
Total Other Operating Income - Dollars without Investment Securities
Percentage of Total Income (Net Interest Income plus Other Operating Income)
(In Thousands)
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
12.6%
1,477
14.3%
1,705
17.3%
2,281
19.9%
2,848
25.0%
3,775
1999
2000
2001
2002
2003

A solid foundation.



A soaring future.

YEAR TO YEAR COMPARISON

	12/31/03	12/31/02	
Total Assets	$351,892,000	$320,509,000	+ 9.8%
Total Deposits	$231,074,000	$223,350,000	+ 3.5%
Total Loans	$225,381,000	$199,065,000	+13.2%
Commercial Loans	$120,727,000	$ 98,793,000	+22.2%

BEST PLACES to work in PA 2003

Union National

COMMUNITY BANK

A solid foundation.



A soaring future.

2003

Continued Progress

Strong Top-Line Growth

JOURNEY TO EXCELLENCE


Our Vision –
A Purple Cow
Company
Quantum
Leap 2
4/2004–Where we are
Continued Progress
QL1 - Present
Quantum
Leap 1
Where we were

COMMERCIAL & BUSINESS BANKING GROUP

"Making a name throughout Lancaster County"

2003 COMMERCIAL & BUSINESS BANKING GROUP RESULTS

New Business Closed:	Up 66% over 2002
Loan Related Fees:	Up 85% over 2002
New Deposits Generated:	Up 17% over 2002
Net Loan Growth:	Up 22% over 2002

Commercial Loans Outstanding



Commercial Loan growth
for one year 26.7%
130,000,000
125,000,000
120,000,000
115,000,000
110,000,000
105,000,000
100,000,000
95,000,000
90,000,000
85,000,000
80,000,000
110,600,000
120,700,000
126,600,000
2Q 02
3Q02
4Q02
1Q03
2Q 03
3Q 03
4Q 03
1Q 04

CREDIT QUALITY TRENDS

Average Delinquency

2001	2002	2003
2.33%	1.50%	1.22%

Non Performing Loans/Total Loans

2001	2002	2003
1.08%	.84%	.60%

Net Charge-Offs

2001	2002	2003
$470,000	$265,000	$101,000

RESIDENTIAL MORTGAGE

"Taking advantage of opportunity"

- Mortgage business closed up 108% over 2002!
- 68% of our business closed through our partnership with the FHLB

UnionNationalAdvisors

*"Broadening our solution offering-
increasing the contribution"*



Investment Management

Private Client Services

Trust & Estate Services

Brokerage Services

Retirement Plan Services

Business Planning Solutions

Personal & Commercial Insurance

"Integrated, Tailored Solutions"

2003 PROGRESS

Total annualized revenues up 44% over 2002

UnionNationalAdvisors

ASSETS UNDER MANAGEMENT*


$140,000,00
$130,000,00
$120,000,00
$110,000,00
$100,000,00
$90,000,00
$80,000,00
$70,000,00
$60,000,00
$50,000,00
$62,797,000
$85,887,000
$123,354,000
$132,622,000
4th Quarter 2001
4th Quarter 2002
4th Quarter 2003
1st Quarter 2004

Assets include Trust, Retirement Plans and Brokerage Books of Business.

"Brokerage High Performance"

Industry Metrics

	Peer Group	Union National
Sales as a % of deposits	2.49%	9.51%
Commissions per million of deposits	$955	$2,983

Peer Group Source: Talbot Financial's Regional Clients

"Strong Core Growth"

- Consumer Loan Generation up 24% over 2002
- Consumer Loan Growth up 18% during 2003
- Retail Checking & Savings growth up 14% during 2003

If your debit card isn't giving you cash back, switch.

UnionNational

Member FDIC

Equal Housing Lender

COMMUNITY BANKING GROUP

"Much more than checking and savings accounts"

- Investment Advisory Services
- Residential Mortgages
- Small Business Banking
- Market Management

- STRONG GROWTH TRENDS
- TIME TO PUT IT ON CRUISE CONTROL?

NOT EVEN CLOSE!



JOURNEY TO EXCELLENCE

Where we were

Quantum Leap 1

Continued Progress QL1 - Present

4/2004–Where we are

Quantum Leap 2

Our Vision – A Purple Cow Company






Purple
COW
Transform Your Business by Being Remarkable
Seth Godin author of Permission Marketing

PURPLE COW = REMARKABLE

WORTH NOTICING

UNIQUE

NEW

INTERESTING

EXCEPTIONAL

WHY BE REMARKABLE?

- Growth is Necessary
- It's a Crowded Marketplace
- Filled with Ordinary Cows
- Who's Listening
- Very Good = Invisible

WHY NOT?!!!

Quantum Leap 1:

May 2001–December 2001

Greatly improve the organization



Quantum Leap 2:

May 2004–December 2004/ September 2005

Make a very good organization truly remarkable

TECHNOLOGY

TEAM MEMBERS

TEAMWORK

PROCESSES

CULTURE

PRODUCTS

COMMUNITY INVOLVEMENT



PRICING

PHYSICAL FACILITIES

CORPORATE IDENTITY

MARKETS

BOARD MEMBERS

CRM STRATEGY

POSITIONING

TARGETED CUSTOMER SEGMENTS

MERCHANDISING

BRANDING

ES = CS = SV

PROFITABLE GROWTH

Loans

Deposits

Non-Interest Income

Footprint Expansion

Margin Management

Funding

Credit Quality

Expense Control

Union National

REMARKABLY DIFFERENT

MUCH BETTER

GUARANTEED

A solid foundation.



A soaring future.



JOURNEY TO EXCELLENCE



Our Vision –
A Purple Cow
Company
Quantum
Leap 2
4/2004–Where we are
Continued Progress
QL1 - Present
Quantum
Leap 1
Where we were

QUANTUM LEAP 2

Question #1: Do you believe that the continued growth and progress of Union National is a good thing?

Question #2: Do you think being part of an organization that is striving to be truly remarkable is exciting?

Question #3: Are you willing and able to raise your game, and continue to change and adapt to move Union National forward?

ES = CS = SV

↓

PROFITABLE GROWTH

↑

PURPLE COW CULTURE

DARE TO BE REMARKABLE!



If your debit card isn't giving you cash back, switch.

We're the only bank in Lancaster County that gives you cash back on every debit card purchase. So, if you don't have a Union National debit card, you're losing money. It's that simple.

UnionNational

Columbia · Elizabethtown · Hempfield · Manheim · Manheim Twp · Maytown · Mount Joy

492-2222 / www.uncb.com

Member FDIC

Equal Housing Lender

*This account offers the customer the opportunity to earn "cash back" for purchases made with pinless MasterMoney card transactions. Cash back is earned at a rate of .4% for pinless usage of your UNCB CheckCard up to $750.00 per statement cycle or .7% if purchases total more than $750.00 per statement cycle. This account offers unlimited check writing ability with no check-clearing fee. **Eligibility:** Individuals only. **Limitations:** You must have a UNCB MasterMoney Card attached to this account. **Account Conditions & Fees:** There is no monthly service charge based on a minimum balance requirement. There is a fee of $1.00 per statement cycle for the MasterMoney card, which may be offset by pinless MasterMoney card transactions.



The cure for cabin fever!
Home Equity Loans and Lines
UnionNational
UnionNational
Home Equity Line of Credit 3.50% APR*
Bring this coupon to any office and be eligible for this GREAT SPECIAL.
Visit our newest location
38 East Roseville Road
E. Roseville Road
UnionNational
492-2222 • www.uncb.com
Columbia • Elizabethtown • Hempfield • Manheim • Manheim Twp. • Maytown • Mount Joy

Tired of your bank telling you they can't insure all your assets?

Guess what? We can.

There's only one bank in Lancaster County where you can grow your cash assets beyond $100,000 and have them eligible for full FDIC insurance.

With Union National's new Certificate of Deposit Account Registry Service® (CDARS®), you can invest **up to $5 million** and still enjoy the safety of FDIC insurance. So now you can work with just **one bank** to manage all your assets.

It's that simple.

Stop by one of our offices or call for more details.

Columbia · Elizabethtown · Hempfield · Manheim · Manheim Twp · Maytown · Mount Joy

UnionNational

492-2222 / www.uncb.com

Funds may be submitted for placement only after a depositor enters into the CDARS Deposit Placement Agreement. The agreement contains important information and conditions regarding the placement of funds by Union National. Please read the agreement carefully before signing it. CDARS and Certificate of Deposit Account Registry Service are registered service marks of Promontory Interfinancial Network, LLC.

Quarterly Average Stock Price*



Calendar year increase in stock price of 32.1%
$16.65
$22.00
$22.10
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
1st Qtr 2001
2nd Qtr 2001
3rd Qtr 2001
4th Qtr 2001
1st Qtr 2002
2nd Qtr 2002
3rd Qtr 2002
4th Qtr 2002
1st Qtr 2003
2nd Qtr 2003
3rd Qtr 2003
4th Qtr 2003
1st Qtr 2004

* Average stock price on actual transactions traded during the quarter.
Prices are adjusted for stock splits and stock dividends.

JANUARY 1 TO DECEMBER 31, 2003

		S&P 500 INDEX	PA BANKS	UNFC
YTD Price Change	(%)	26.4%	27.8%	32.1%
Dividend Yield	(%)		2.4%	2.9%
Price/LTM Earnings	(X)		17.9	17.1
Price/Tangible Book	(%)		215%	200%

Earnings and Dividends Per Share

Quarterly Analysis



$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$ -
Quarterly Earnings Per Share (Basic)
Dividends Per Share
1st Qtr 2002
2nd Qtr 2002
3rd Qtr 2002
4th Qtr 2002
1st Qtr 2003
2nd Qtr 2003
3rd Qtr 2003
4th Qtr 2003
1st Qtr 2004
2nd Qtr 2004

BALANCE SHEET AS OF:

	3/31/04	3/31/03	CHANGE
TOTAL ASSETS	$360,895,000	$313,658,000	+15.1%
TOTAL LOANS	$231,497,000	$194,138,000	+19.2%
TOTAL DEPOSITS	$237,770,000	$216,814,000	+9.7%

www.uncb.com

A solid foundation.

Thank You

Union National Financial Corporation
Annual Shareholders Meeting

A soaring future.